Dreyfus BASIC Massachusetts Municipal Money Market Fund

ANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                        Massachusetts Municipal

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the 12-month period from July 1, 1999 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly
volatile,    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board (the "Fed") raised key short-term interest rates five times during the reporting period. When combined with the one interest-rate hike just before the reporting period began, the Fed has increased short-term rates by 1.75 percentage points since late June 1999. While these economic influences adversely affected longer term municipal bonds, they
positively    influenced    tax-exempt    money    market    yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Massachusetts Municipal Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2000, the fund provided an annualized yield of 3.15% , and after taking into account the effects of compounding, the annualized effective yield was 3.20%.(1)

We attribute the fund's performance to a rising interest-rate environment during much of the past year, which increased the yields of many short-term fixed-income securities, including tax-exempt money market securities. In anticipation of rising interest rates, we reduced the fund's average weighted maturity  --  a  measure  of  sensitivity  to changes in interest rates -- in an
attempt    to    capture    higher    yields    more    readily.

What is the fund's investment approach?

The fund's goal is to seek a high a level of current income exempt from federal and Massachusetts income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the portfolio' s average weighted maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts' s short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the portfolio's average weighted maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the
purchase    of    higher    yielding    securities.     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the portfolio' s average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the United States and Massachusetts economies continued to exhibit strong growth. In fact, investors had become concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) initiated a stance of raising short-term interest  rates,  which  caused  the  yields of most money market instruments to
rise,    including    many    of    those    held    in    this    fund.

When the Fed started raising short-term interest rates, we began to reduce the fund' s average weighted maturity in an attempt to capture higher yields and reduce volatility in the portfolio. Conversely, once interest rates were higher,
we    extended    our   average   maturity   to   lock   in   higher   yields.

Another factor that influenced fund performance was a shift in demand caused by what we believe to be investors who redeemed assets in their money market funds to pay their income tax liabilities. This seasonal occurrence, coupled with a lack of demand for money market securities during this period, caused yields to rise temporarily, which also benefited the fund.

What is the fund's current strategy?

As of the end of the reporting period, we maintained an average maturity that is slightly longer than neutral. This stance is designed to give us the flexibility we need in an uncertain economic environment.


However, we are closely monitoring the situation for any changes in market conditions that would cause us to modify our stance. On a broader note, we are pleased that we are seeing signs that the short-term interest rate increases imposed by the Fed have begun to slow the economy. We are also encouraged that the Massachusetts economy continues to perform well. In fact, for the fiscal year ending June 30th, the Commonwealth of Massachusetts is expected to record its ninth consecutive year of an operating surplus. In addition, Massachusetts has recently introduced a self-supporting transit authority, thanks in large
part    to    its    fiscal    surplus.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000

                                                                                              Principal

TAX EXEMPT INVESTMENTS--101.9%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barnstable 6%, 2/15/2001                                                                      1,265,000                1,279,184

Boston Water and Sewer Commission, Revenue, VRDN

   4.50%, Series A (LOC; State Street Bank and Trust Co.)                                     2,200,000  (a)           2,200,000

Bridgewater and Raynham Regional School District, BAN
   5%, 7/6/2001                                                                               3,500,000                3,511,690

Chelmsford 5.20%, 2/1/2001                                                                      865,000                  869,916

Chicopee 4.125%, 7/15/2000 (Insured; MBIA)                                                      750,000                  750,174

Dedham 6.80%, 8/15/2000                                                                         675,000                  677,256

Framingham 5.35%, 3/1/2001                                                                    1,000,000                1,007,412

Town of Gloucester, BAN 4.25%, 8/3/2000                                                       2,985,500                2,986,232

Groton 6.75%, 7/15/2000 (Insured; FSA)                                                          415,000                  415,495

Hopkinton, BAN 4.50%, 8/25/2000                                                                 800,000                  800,161

Lowell 5.25%, 2/15/2001 (Insured; FGIC)                                                         740,000                  744,480

Malden 4.50%, 10/1/2000 (Insured; AMBAC)                                                      1,000,000                1,000,634

Marblehead, BAN 4%, 8/25/2000                                                                 2,225,000                2,226,130

State of Massachusetts, Refunding:

   4.625%, Series A, 2/1/2000                                                                   500,000                  500,580

   VRDN:

      4.50%, Series A (LOC; Commerzbank)                                                      3,100,000  (a)           3,100,000

      4.60%, Series B (LOC; Landesbank Hessen)                                                3,900,000  (a)           3,900,000

Massachusetts Bay Transportation Authority,
   General Transportation Systems,

   VRDN 4.50% (LOC; Westdeutsche Landesbank)                                                  6,000,000  (a)           6,000,000

Massachusetts Development Finance Agency, Revenue, VRDN

   (Elderhostel Inc.) 4.65% (LOC; Royal Bank of Scotland)                                       500,000  (a)             500,000

Massachusetts Health and Educational Facilities
   Authority, Revenue:

      Prerefunded

         (St. John's Hospital) 8.375%, Series B, 12/1/2000

         (Escrowed in; U.S. Government Securities)                                              500,000                  517,634

      VRDN:

         (Amherst College) 4.70%, Series F
            (Guaranty; Amherst College)                                                       2,300,000  (a)           2,300,000

         (Falmouth Assistance For Living) 4.75%, Series A
            (LOC; Fleet Bank)                                                                 2,800,000  (a)           2,800,000

         (Hallmark Health Systems) 4.90%, Series B
            (Insured; FSA and LOC; Fleet Bank)                                                2,500,000  (a)           2,500,000

         (Harvard University) 4.50%, Series I
            (Guaranty; Harvard University)                                                      500,000  (a)             500,000

         (Partners Healthcare Systems) 4.70%, Series P-2
            (Insured; FSA, LOC; Morgan Guaranty Trust

            and Co. and SBPA; Bayerishe Landesbank)                                           6,100,000  (a)           6,100,000



                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities
  Authority, Revenue VRDN (continued):

         Refunding (Harvard University) 4.50%, Series R
            (Guaranty; Harvard University)                                                    5,400,000  (a)           5,400,000

         (University of Massachusetts) 4.55%, Series A
            (LOC; Credit Local de France)                                                     3,000,000  (a)           3,000,000

         (Wellesley College) 4.40%, Series E
            (Guaranty; Wellesley College)                                                     3,915,000  (a)           3,915,000

         (Williams College) 4.55%, Series E
            (Guaranty; Williams College)                                                      2,995,000  (a)           2,995,000

Massachusetts Housing Finance Agency, VRDN:

   4.72% (Insured; MBIA and LOC; Hypovereinsbank)                                             2,600,000  (a)           2,600,000

   Housing Revenue 4.77%
      (Insured; AMBAC and LOC; Commerzbank)                                                   5,980,000  (a)           5,980,000

   Multi-Family Housing, Refunding

      4.50%, Series A (LOC; FNMA)                                                             3,500,000  (a)           3,500,000

Massachusetts Industrial Finance Agency

  VRDN:

    Industrial Revenue, Refunding

         (Quamco Inc.) 4.65%, Series A (LOC; Bank of Nova Scotia)                               980,000  (a)             980,000

      PCR (Holyoke Water Power Co. Project)
         4.70% (LOC; Toronto-Dominion Bank)                                                   4,000,000  (a)           4,000,000

      Revenue:

         (Goddard House) 4.75% (LOC; Fleet Bank)                                              1,765,000  (a)           1,765,000

         (Gordon College) 4.65% (LOC; State Street
            Bank and Trust Co.)                                                               3,900,000  (a)           3,900,000

         (Heritage At Dartmouth) 4.85% (LOC; Bank of Boston)                                  1,500,000  (a)           1,500,000

         (Milton Academy) 4.80% (Insured; MBIA and
            LOC; Fleet Bank)                                                                    900,000  (a)             900,000

         (Mount IDA College) 4.65% (LOC; Credit Local de France)                              3,600,000  (a)           3,600,000

         Refunding (Showa Women's Institute)
            4.75% (LOC; The Bank of New York)                                                 1,700,000  (a)           1,700,000

Massachusetts Water Pollution Abatement Trust, Pool Program

   4.25%, Series 5, 8/1/2000                                                                  2,000,000                2,000,998

Massachusetts Water Resource Authority:

  CP:

      4.40%, 8/7/2000 (LOC; Morgan Guaranty Trust Co.)                                        1,000,000                1,000,000

      4.65%, 8/10/2000 (LOC; Morgan Guaranty Trust Co.)                                       2,000,000                2,000,000

   VRDN (Multi-Modal):

      4.40%, Series B (LOC; Landesbank Hessen)                                                4,400,000  (a)           4,400,000

      4.60%, Series B (Insured; FGIC and Liquidity Facility; FGIC)                            4,200,000  (a)           4,200,000

      4.65%, Series A (Insured; AMBAC, LOC: Commerzbank and
         Credit Local de France and SBPA; Bank of Nova Scotia)                                3,500,000  (a)           3,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Water Resource Authority (continued):

  VRDN (Multi-Modal) (continued):

      Refunding 4.60%, Series D (Insured; FGIC and
         Liquidity Facility; FGIC)                                                            1,100,000  (a)           1,100,000

Montachusetts Regional Vocational Technical School District

   6.25%, 1/15/2001 (Insured; MBIA)                                                             420,000                  424,513

Natick 6%, 8/1/2000                                                                           1,220,000                1,222,527

Northampton 5%, 10/15/2000 (Insured; FGIC)                                                      606,000                  607,700

Norwell, BAN:

   4.50%, 7/20/2000                                                                           2,000,000                2,000,504

   4.50%, 2/23/2001                                                                           2,500,000                2,505,113

Peabody, Municipal Purpose Loan 7%, Series B, 4/1/2001                                          690,000                  703,543

Salem, Municipal Purpose Loan
   6.20%, 8/15/2000 (Insured; AMBAC)                                                            200,000                  200,168

Sandwich 6.75%, 7/15/2000                                                                       405,000                  405,475

Scituate, BAN 5.25%, 3/8/2001                                                                 1,655,000                1,660,482

Springfield, Municipal Purpose Loan
   4.50%, 10/1/2000 (Insured; FSA)                                                            1,020,000                1,021,230

Westfield, BAN 4.50%, 2/1/2001                                                                3,500,000                3,505,901
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $125,380,132)                                                            101.9%              125,380,132

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.9%)              (2,353,196)

NET ASSETS                                                                                       100.0%              123,026,936



Summary of Abbreviations

AMBAC                   American Municipal Bond

                           Assurance Corporation

BAN                     Bond Anticipation Notes

CP                      Commercial Paper

FGIC                    Financial Guaranty Insurance

                           Company

FNMA                    Federal National Mortgage

                           Association

FSA                     Financial Security Assurance

LOC                     Letter of Credit

MBIA                    Municipal Bond Investors

                           Assurance Insurance

                           Corporation

PCR                     Pollution Control Revenue

SBPA                    Standby Bond Purchase

                           Agreement

VRDN                    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 75.6

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        9.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    15.2

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           125,380,132  125,380,132

Interest receivable                                                  1,237,369

                                                                   126,617,501
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           47,912

Cash overdraft due to Custodian                                         30,514

Payable for investment securities purchased                          3,511,690

Interest payable--Note 3                                                   449

                                                                     3,590,565
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     123,026,936
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    123,028,247

Accumulated net realized gain (loss) on investments                     (1,311)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     123,026,936
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)     123,035,972

Net Asset Value, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,284,749

EXPENSES:

Management fee--Note 2                                                 529,668

Interest expense--Note 3                                                10,675

TOTAL EXPENSES                                                         540,343

INVESTMENT INCOME--NET, representing net increase in
   net assets resulting from operations                              3,744,406

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended June 30,
                                                        ------------------------

                                                        2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             3,744,406          3,488,075

Net realized gain (loss) from investments              --                   140

Net unrealized appreciation (depreciation)
   of investments                                      --                   (28)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       3,744,406          3,488,187
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                            (3,744,406)        (3,488,075)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                    221,491,665        272,439,342

Dividends reinvested                               1,353,000          1,491,979

Cost of shares redeemed                         (222,568,673)      (262,574,293)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                 275,992          11,357,028

TOTAL INCREASE (DECREASE) IN NET ASSETS             275,992          11,357,140
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             122,750,944         111,393,804

END OF PERIOD                                   123,026,936         122,750,944

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended June 30,
                                                                       --------------------------------------------------------

                                                                       2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   1.00        1.00        1.00        1.00         1.00

Investment Operations:

Investment income--net                                                  .032        .027        .031        .031         .033

Distributions:

Dividends from investment income--net                                  (.032)      (.027)      (.031)      (.031)       (.033)

Net asset value, end of period                                         1.00        1.00        1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       3.21        2.76        3.17        3.12         3.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                .45         .45         .47         .37          .35

Ratio of interest expense
   to average net assets                                                .01          --          --          --           --

Ratio of net investment income

   to average net assets                                               3.18        2.71        3.15        3.09         3.24

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              --           --          --         .09          .02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               123,027     122,751     111,394      90,264       52,317

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund' s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. If not applied, the carryover expires in fiscal 2002.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended June 30, 2000, the fund reclassified $9,774 between accumulated net realized gain (loss) on investments and paid-in capital due to the expiration of capital loss carryovers. The results of operations and net assets were not affected by the reclassification.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurels Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000 was approximately $169,000 with a related weighted average annualized interest rate of 6.30%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders The Dreyfus/Laurels Tax-Free Municipal
Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                              /s/ KPMG


New York, New York

August 4, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

                                                             The Fund

NOTES

For More Information

                        Dreyfus
                        BASIC Massachusetts Municipal
                        Money Market Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   715AR006



Dreyfus BASIC

California Municipal

Money Market

ANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Independent Auditors' Report

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                           California Municipal

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC California Municipal Money Market Fund, covering the 12-month period from July 1, 1999 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly
volatile,    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board (the "Fed") raised key short-term interest rates five times during the reporting period. When combined with the one interest-rate hike just before the reporting period began, the Fed has increased short-term rates by 1.75 percentage points since late June 1999. While these economic influences adversely affected longer term municipal bonds, they positively influenced tax-exempt money market yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC California Municipal Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2000, the fund's shares provided an annualized yield of 2.81% and, after taking into account the effects of compounding, the annualized effective yield was 2.84%.(1

We attribute the fund's performance to a rising interest-rate environment during much of the past year, which increased the yields of many short-term fixed-income securities, including tax-exempt money market securities. In anticipation of rising interest rates, we reduced the fund's average weighted maturity -- a measure of sensitivity to changes in interest rates -- in an attempt to capture higher yields more readily.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the portfolio' s average weighted maturity in anticipation of interest-rate and supply-and-demand changes in California's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the portfolio's average weighted maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the
purchase    of    higher    yielding    securities.     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the portfolio' s average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the United States and California economies continued to exhibit strong growth. In fact, investors had become concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") initiated a series of short-term interest-rate increases, which caused the yields of most money market instruments to rise,
including    many    of    those    held    in    this    fund.

When the Fed started raising short-term interest rates, we began to reduce the fund' s average weighted maturity in an attempt to capture higher yields more quickly and reduce volatility in the portfolio. Conversely, once interest rates were higher, we extended our average weighted maturity to lock in higher
prevailing    yields.

Another factor that influenced fund performance was a shift in demand caused by what we believe to be investors who redeemed assets in their money market funds to pay their income tax liabilities. This seasonal occurrence, coupled with a lack of demand for money market securities during this period, caused yields to rise temporarily, which also benefited the fund.

What is the fund's current strategy?

As of the end of the reporting period, we maintained an average weighted maturity that is slightly longer than neutral. This stance is designed to give
us    the    flexibility    we    need    in    an    uncertain    economic

environment. We currently prefer school district and local debt, whose revenues tend to be more predictable, to county-issued debt. That said, there are some isolated school districts that we have continued to avoid because of their limited access to revenues and excessive expenditures.

However, we are closely monitoring the situation for any changes in market conditions that would cause us to modify our stance. On a broader note, we are pleased that we are seeing signs that the short-term interest-rate increases imposed by the Fed have begun to slow the economy. We are also encouraged that the California economy continues to perform well. With a state surplus in place, the need to borrow money to finance improvements or services has diminished. Furthermore, the rising interest-rate environment has also discouraged the need
for    refinancing.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

June 30, 2000

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

                                                                                              Principal

TAX EXEMPT INVESTMENTS--99.5%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--94.3%

Alameda County, COP, Revenue

  Refunding and Capital Projects

   4%, 12/1/2000 (Insured; MBIA)                                                              1,555,000                1,556,549

California Economic Development Financing Authority, IDR,

  VRDN (Lion Enterprise Inc., Project)

   4.40% (LOC; Bank of America)                                                                 900,000  (a)             900,000

California Health Facilities Financing Authority,

  Health Facilities Financing Revenue, Refunding

  (Catholic Healthcare West)

   4.75%, 7/1/2000 (Insured; MBIA)                                                            3,205,000                3,205,000

California Housing Finance Agency, Home Mortgage

  Revenue 4.70%, Series Q, 1/5/2001 (LOC: California State

   Teachers Retirement and Commerzbank)                                                       1,600,000                1,600,000

California Pollution Control Financing Authority:

  PCR:

    (Chevron USA Inc., Project):

         3.80%, 11/14/2000 (LOC; Chevron USA Inc.)                                            1,185,000                1,185,000

         4.15%, 5/15/2001 (LOC; Chevron USA Inc.)                                               700,000                  700,000

      VRDN, Refunding (Pacific Gas and Electric)

         4.05%, Series D (LOC; Union Bank of Switzerland)                                     1,000,000  (a)           1,000,000

   SWDR, VRDN (Western Waste Industries)

      4.60%, Series A (LOC; Fleet Bank)                                                       3,000,000  (a)           3,000,000

State of California, CP:

  3.75%, 7/11/2000 (LOC: Bayerische and Landesbank,

    Commerzbank, Credit Agricole, Credit Local De France,

    Landesbank Hessen, Morgan Guaranty Trust Co.,

    State Street Bank, Toronto-Dominion Bank, and

      Westdeutsche Landesbank)                                                                5,000,000                5,000,000

   4.30%, 7/7/2000 (LOC: Bayerische and Landesbank,

      Commerzbank, Credit Agricole, Credit Local De France,

      Landesbank Hessen, Morgan Guaranty Trust Co.,

      State Street Bank, Toronto-Dominion Bank, and

      Westdeutsche Landesbank)                                                                5,000,000                5,000,000

California Statewide Communities Development Authority,

  COP, VRDN (Citrus Valley Health)

   4% (Insured; MBIA and LOC; Bank of America)                                                3,800,000  (a)           3,800,000

Elsinore Valley Municipal Water District, COP, VRDN

   4.25%, Series A (Insured; FGIC and Liquidity; FGIC)                                        2,000,000  (a)           2,000,000

Fremont, MFHR, VRDN

   4.35%, Series E (LOC: Bayerische Bank and Landesbank)                                      3,100,000  (a)           3,100,000

Fremont Unified School District,

   TRAN, 4%, 7/28/2000                                                                        3,000,000                3,001,392



                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Glendale, Reliance Development Revenue, VRDN

   (Public Parking) 4.30% (LOC; Barclays Bank)                                                2,400,000  (a)           2,400,000

Irvine Improvement Bond Act of 1915, VRDN:

  Assessment District No. 94-15

      4.15% (LOC; Canadian Imperial Bank of Commerce)                                           100,000  (a)             100,000

   Assessment District No. 95-12

      4.15%, Series A (LOC; Kredietbank)                                                        900,000  (a)             900,000

Irvine Ranch Water District, VRDN

   4.30%, Series B (LOC; Landesbank Hessen)                                                   1,500,000  (a)           1,500,000

Kern High School District, TRAN

   4%, 7/6/2000                                                                               3,000,000                3,000,249

Lassen Municipal Utility District, Revenue, Refunding

  VRDN 4.65%, Series A (Insured; FSA and LOC;

   Credit Local De France)                                                                      600,000  (a)             600,000

Los Angeles County Housing Authority, MFHR,

  Refunding, VRDN (Malibu Meadows)

   4.25%, Project B (LOC; FNMA)                                                               4,500,000  (a)           4,500,000

Los Angeles County Metropolitan Transportation Authority

   CP 4%, 7/12/2000 (LOC; ABN-AMRO Bank)                                                      3,500,000                3,500,000

Los Angeles Department of Water and Power,

  Electric Plant Revenue, CP:

    3.65%, 8/10/2000 (LOC: Bank of America, Bayerische

         Landesbank, Credit Local de France, Morgan Guaranty

         Trust Co. and Westdeutsche Landesbank)                                               5,000,000                5,000,000

      3.90%, 8/10/2000 (LOC: Bank of America, Bayerische

         Landesbank, Credit Local de France, Morgan Guaranty

         Trust Co. and Westdeutsche Landesbank)                                               5,000,000                5,000,000

Los Angeles Municipal Improvement Corporation,

  Sanitary Equipment Charge Revenue

   5%, Series A, 2/1/2001 (Insured; FSA)                                                      1,175,000                1,181,686

Los Angeles Unified School District, COP, VRDN

  (Belmont Learning Complex)

   4.70%, Series A (LOC; Commerzbank)                                                         5,700,000  (a)           5,700,000

Metropolitan Water District,

  Southern California Water Works Revenue, VRDN:

      3.65%, Series B                                                                         3,000,000  (a)           3,000,000

      4.80%, Series A6 (LOC; Hypovereinsbank)                                                 2,500,000  (a)           2,500,000

Mount Diablo Unified School District, TRAN

   4.45%, 1/19/2001                                                                           3,500,000                3,510,779

Oakland, COP, VRDN (Capital Equipment Project)

   4.25% (LOC; National Westminster Bank)                                                     5,900,000  (a)           5,900,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Orange County, Apartment Development Revenue, Refunding

  VRDN (Capistrano Pointe) 4.30%, Series A

   (LOC; Federal Home Loan Mortgage Corp.)                                                    5,000,000  (a)           5,000,000

Orange County Various Sanitation Districts Numbers 1-3,

  5-7, 11, 13 and 14, COP, Refunding, VRDN

  Capital Improvement Program 1990-1992

   4.15%, Series A (LOC; National Westminster Bank)                                             800,000  (a)             800,000

Port of Oakland, Revenue, CP

  4.25%, Series 1989-A, 8/10/2000

   (LOC: Bank of Nova Scotia and Commerzbank)                                                 1,000,000                1,000,000

Rancho Mirage Joint Powers Financing Authority, COP

  VRDN (Eisenhower Medical Center)

   4.65%, Series B (Insured; MBIA and LOC; Credit Suisse)                                       700,000  (a)             700,000

Rancho Water District Financing Authority, Revenue, VRDN

   4.25%, Series A ( Liquidity; FGIC)                                                         3,000,000  (a)           3,000,000

Riverside County Housing Authority, Multi-Family

  Housing Mortgage Revenue, Refunding, VRDN

  (Mountain View Apartments)

   4.35%, Series A (LOC; Federal Home Loan Banks)                                             3,675,000  (a)           3,675,000

Sacramento Municipal Utility District, Electricity Revenue, CP

  4.15% (LOC: Bayerische Landesbank, Morgan Guaranty

   Trust Co. and Westdeutsche Landesbank)                                                     2,300,000                2,300,000

San Diego, IDR, VRDN

   4.42% (Insured; AMBAC and LOC; Merrill Lynch & Co.)                                        3,000,000  (a)           3,000,000

San Francisco Bay Area Rapid Transit District, CP:

  4.20%, Series 99-C, 8/9/2000

      (LOC; Morgan Guaranty Trust Co.)                                                        1,600,000                1,600,000

   4.25%, Series 99-C, 8/10/2000

      (LOC; Morgan Guaranty Trust Co.)                                                        1,000,000                1,000,000

San Jose Institutional Apartment Authority, Revenue, CP

   4.20%, 9/6/2000 (LOC; Morgan Guaranty Trust Co.)                                           1,800,000                1,800,000

Stockton, MFHR, VRDN (Marine Point Association)

   4.55% Series A (LOC; Lasalle National Bank)                                                2,500,000  (a)           2,500,000

Upland, Apartment Development Revenue, Refunding

   VRDN (Mountain Springs) 4.25%, Series A (LOC; FNMA)                                        3,000,000  (a)           3,000,000

U.S. RELATED--5.2%

Commonwealth of Puerto Rico:

  Public Improvement, Revenue:

      5.50%, Series B, 7/1/2000 (Insured; AMBAC)                                              1,000,000                1,000,000

      7.25%, 7/1/2000 (Insured; FGIC)                                                           250,000                  255,000

   VRDN 4.42% (Insured; AMBAC and LOC; Merrill Lynch & Co.)                                   2,000,000  (a)           2,000,000



                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Commonwealth of Puerto Rico Highway Authority,

  Highway Revenue, Refunding, Prerefunded

  6.75%, Series R, 7/1/2000 (Escrowed in; U.S.

   Government Securities)                                                                       900,000                  918,000

Commonwealth of Puerto Rico Industrial, Medical and

  Environmental Pollution Control Facility Financing

  Authority, Revenue 3.50%, 9/1/2000

   (LOC; ABN-Amro Bank)                                                                       2,000,000                2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $118,888,655)                                                             99.5%              118,888,655

CASH AND RECEIVABLES (NET)                                                                          .5%                  597,208

NET ASSETS                                                                                       100.0%              119,485,863

                                                             The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance

                             Company

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance

                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

TRAN                      Tax and Revenue Anticipation

                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+,F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 86.7

AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                         5.1

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      8.2

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD AND POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUAILITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           118,888,655   118,888,655

Interest receivable                                                     973,620

                                                                    119,862,275
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            44,859

Cash overdraft due to Custodian                                         331,553

                                                                        376,412
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      119,485,863
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     119,486,166

Accumulated net realized gain (loss) on investments                       (303)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      119,485,863
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      119,486,166

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,961,545

EXPENSES:

Management fee--Note 2                                                 545,961

Interest expense--Note 3                                                18,015

TOTAL EXPENSES                                                         563,976

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE

   IN NET ASSETS RESULTING FROM OPERATIONS                           3,397,569

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                                 -------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,397,569           2,641,256

Net realized gain (loss) from investments              --                (166)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,397,569           2,641,090
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,397,569)          (2,641,256)

Net realized gain on investments                       --              (8,137)

TOTAL DIVIDENDS                               (3,397,569)          (2,649,393)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 290,132,549         280,160,658

Dividends reinvested                            2,030,609           1,677,263

Cost of shares redeemed                     (282,069,015)        (272,699,712)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      10,094,143            9,138,209

TOTAL INCREASE (DECREASE) IN NET ASSETS       10,094,143            9,129,906
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           109,391,720          100,261,814

END OF PERIOD                                 119,485,863          109,391,720

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended June 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .028           .026           .031           .031          .031

Distributions:

Dividends from investment income--net                           (.028)         (.026)         (.031)        (.031)         (.031)

Net asset value, end of period                                   1.00           1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.85           2.62           3.13          3.11           3.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .45            .45            .45           .42            .44

Ratio of interest expense to
   average net assets                                             .01            .01            .01             --            --

Ratio of net investment income

   to average net assets                                         2.80           2.58           3.08          3.09           3.36

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                      --            --              --           .03           .07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         119,486        109,392        100,262        80,580           36,728

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC California Municipal Money Market Fund (the "fund") is a separate non-diversified series of the Dreyfus/Laurel Tax-Free Municipal funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal income taxes and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (" Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of  management estimates. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes. The fund has an unused capital loss carryover of approximately $300 available for Federal inome tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. If not applied, the carryover expires in fiscal 2008.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts
required    to    be    paid     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000 was approximately $289,900 with a related weighted average annualized interest rate of 6.20%.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders The Dreyfus/Laurel Tax-Free Municipal
Funds

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                              /s/ KPMG


New York, New York

August 4, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2000 as " exempt-interest divdends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).



                                                             The Fund

                                                           For More Information

                        Dreyfus
                        BASIC California Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   307AR006

================================================================================

Dreyfus Premier

Limited Term

Massachusetts

Municipal Fund

ANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            23   Notes to Financial Statements

                            29   Independent Auditors' Report

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                      Dreyfus Premier Limited Term Massachusetts Municipal Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term Massachusetts Municipal Fund, covering the 12-month period from July 1, 1999 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kristin Lindquist.

Tighter monetary policy adversely affected the municipal bond market over the past 12 months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures. The Fed raised short-term interest rates five times during the reporting period, following one interest-rate hike implemented just before the reporting period began. Since June 1999, the Fed has raised short-term interest rates a total of 1.75 percentage points.

However, supply-and-demand factors unique to the municipal bond market helped constrain price erosion. Because of robust economic growth, most municipalities had little need to borrow during the second half of the reporting period, creating a reduced supply of new issues.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Limited Term Massachusetts Municipal Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Kristin Lindquist, Portfolio Manager

How did Dreyfus Premier Limited Term Massachusetts Municipal Fund perform during the period?

For the 12-month period ended June 30, 2000, the fund produced a total return of 3.21% for Class A shares, 2.70% for Class B shares, 2.63% for Class C shares, and 3.37% for Class R shares.(1) This compares to a total return of 2.26% for the Lipper Massachusetts Intermediate Municipal Debt Fund category average for the same period.(2)

We attribute the fund's good performance to a rising interest-rate environment during much of the past year, which resulted in modest returns for many fixed-income securities, including limited-term municipal securities. At the beginning of the period, in anticipation of rising interest rates, we reduced the fund' s average weighted maturity -- a measure of sensitivity to changes in interest rates -- which enabled the portfolio to capture higher yields more readily.

What is the fund's investment approach?

The fund' s goal is to seek to maximize current income exempt from federal and Massachusetts personal income taxes consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual tax-exempt bonds from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the portfolio' s average maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts's limited-term municipal marketplace. The fund's dollar-weighted average portfolio maturity is
not    expected    to    exceed    10    years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average duration is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the United States and Massachusetts economies continued to exhibit strong growth. In fact, investors had become concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) initiated a stance of raising short-term interest  rates,  which  caused  the  yields of most money market instruments to
rise,    including    many    of    those    held    in    this    fund.

When the Fed started raising short-term interest rates, we began to reduce the fund' s average weighted maturity in an attempt to capture higher yields more quickly and reduce volatility in the portfolio. Conversely, once rates were higher, we extended our average maturity to lock in higher yields.

Another factor that influenced fund performance was a shift in demand caused by what we believe to be investors who redeemed assets in their limited-term municipal funds to pay their income tax liabilities. This seasonal occurrence, coupled with a lack of demand for limited-term municipal securities during this
period,    caused    yields    to    rise,    which    benefited   the   fund.


What is the fund's current strategy?

As of the end of the reporting period, we have favored securities with longer maturities and have taken the opportunity to emphasize bonds with the highest credit rating. That' s because we have seen signs that the short-term interest-rate increases imposed by the Fed appear to be slowing the economy, suggesting that the end of the current series of interest-rate hikes may be near its end. We are also encouraged that the Massachusetts economy continues to perform well. In fact, for the fiscal year ending June 30, 2000, the Commonwealth of Massachusetts is expected to record its ninth consecutive year with an operating surplus. In addition, Massachusetts has recently introduced a self-supporting transit authority, thanks in large part to its fiscal surplus. On the other hand, a major challenge continues to be the Central Artery/Third Harbor Tunnel Project in Boston, where cost overruns have complicated and
delayed    its    completion.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Massachusetts Municipal Fund Class A shares with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Inde

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FUND'S CLASS A SHARES ON 6/30/90 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AS WELL AS TO AN INVESTMENT IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 10-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 6/30/00

                                                           Inception                                                       From

                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH SALES CHARGE (3.0%)                                     9/24/85       0.12%             3.90%          5.77%          --
WITHOUT SALES CHARGE                                         9/24/85       3.21%             4.54%          6.09%          --

CLASS B SHARES
WITH REDEMPTION((+))                                        12/28/94      -0.27%            3.90%           --           4.83%

WITHOUT REDEMPTION                                          12/28/94       2.70%             4.07%          --           4.83%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     12/28/94       1.89%             4.09%          --           4.85%
WITHOUT REDEMPTION                                          12/28/94       2.63%             4.09%          --           4.85%

CLASS R SHARES                                                2/1/93       3.37%             4.79%          --           4.98%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3% AND
IS REDUCED TO 0% AFTER FIVE YEARS. CLASS B SHARES CONVERT TO CLASS A SHARES
AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
 .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.5%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--91.7%

Amherst 6%, 1/15/2003                                                                           200,000                  206,228

Andover 6%, 12/1/2005                                                                           700,000                  743,918

Attleboro 6%, 10/15/2003                                                                      1,085,000                1,127,825

Boston 5.75%, 2/1/2010                                                                        2,000,000                2,113,820

Boston Water and Sewer Commission, Revenue

   9.25%, 1/1/2011                                                                              100,000                  130,936

Burlington:

   5.25%, 2/1/2012                                                                              200,000                  201,458

   5.25%, 2/1/2013                                                                              250,000                  250,330

Cambridge 5.60%, 11/1/2001                                                                      500,000                  507,900

Chicopee 4.50%, 7/15/2001 (Insured; MBIA)                                                       500,000                  500,665

Cohasset, Municipal Purpose Loan

   6.90%, 11/1/2000 (Insured; MBIA)                                                             150,000                  151,291

Easton, Municipal Purpose Loan 6%, 9/15/2006                                                    105,000                  109,346

Everett 6.125%, 12/15/2014 (Insured; MBIA)                                                    1,000,000                1,070,290

Fall River 7.20%, 6/1/2010
   (Insured; MBIA, Prerefunded 6/1/2001)                                                        500,000  (a)             522,440

Framingham 5.75%, 3/1/2005                                                                    1,145,000                1,194,063

Franklin 6.25%, 11/15/2005 (Insured; MBIA)                                                      430,000                  460,147

Haverhill 6%, 6/15/2005 (Insured; FGIC)                                                         750,000                  790,800

Holden, Municipal Purpose Loan 6%, 3/1/2014 (Insured; FGIC)                                   1,000,000                1,061,100

Lynn, 5.25%, 2/15/2008                                                                        1,500,000                1,531,545

Martha's Vineyard, Land Bank Revenue 5.50%, 5/1/2011                                          1,030,000                1,059,468

Mashpee, Municipal Purpose Loan

   6.25%, 2/1/2006 (Insured; MBIA)                                                            1,000,000                1,071,020

Massachusetts Commonwealth:

   5%, 8/1/2001                                                                               1,020,000                1,026,457

   6.50%, 8/1/2008                                                                              600,000                  659,268

   Consolidated Loan:

      7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000)                                        500,000  (a)             510,035

      5.50%, 7/1/2008                                                                         2,500,000                2,583,775

      6.75%, 11/1/2011 (Insured; FGIC, Prerefunded 11/1/2004)                                 1,375,000  (a)           1,493,003

      6%, 8/1/2012 (Insured; FGIC, Prerefunded 8/1/2004)                                      2,500,000  (a)           2,656,450

      5.625%, 8/1/2015 (Insured; MBIA, Prerefunded 8/1/2005)                                  1,000,000  (a)           1,045,340

      5.25%, 8/1/2017                                                                           500,000                  486,510

Massachusetts Bay Transportation Authority,

  General Transportation System:

      5.90%, 3/1/2004 (Prerefunded 2/1/2003)                                                     20,000  (a)              20,929

      5.90%, 3/1/2004                                                                           530,000                  550,718

      5.50%, 3/1/2009                                                                         2,000,000                2,075,920



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority,

  General Transportation System (continued):

      5.50%, 3/1/2014 (Insured; FGIC)                                                         1,000,000                1,018,710

      5.25%, 3/1/2015 (Insured; FGIC)                                                         1,000,000                  988,350

Massachusetts Development Finance Agency, Revenue

  (Massachusetts College of Pharmacy):

      6%, 7/1/2008                                                                              310,000                  308,348

      6.30%, 7/1/2010                                                                           350,000                  351,725

      6.40%, 7/1/2011                                                                           370,000                  372,057

      6.50%, 7/1/2012                                                                           395,000                  398,982

   (Waste Management, Inc.)

      6.90%, 12/1/2029                                                                        1,000,000                1,021,000

Massachusetts Education Loan Authority, Education

   Loan Revenue 6.20%, 7/1/2013 (Insured; AMBAC)                                                810,000                  839,776

Massachusetts Health and Educational Facilities Authority,

  Revenue:

      (Boston College) 5%, 6/1/2016                                                             500,000                  466,395

      (Brigham & Womens Hospital)

         6.75%, 7/1/2024
            (Insured; MBIA, Prerefunded 7/1/2001)                                             2,000,000  (a)           2,085,020

      (Dana-Farber Cancer Institute)
         5.55%, 12/1/2003 (Insured; FGIC)                                                       400,000                  409,024

      (Harvard University):

         6.20%, 12/1/2001                                                                     1,000,000                1,024,130

         6.50%, 11/1/2004                                                                       700,000                  748,993

      (Institute of Technology) 5.20%, 1/1/2028                                               1,000,000                  931,630

      (Jordan Hospital):

         5%, 10/1/2010                                                                          500,000                  446,695

         6.875%, 10/1/2015                                                                    1,000,000                  982,920

      (Northeastern University)
         5.50%, 10/1/2009 (Insured; MBIA)                                                       420,000                  435,842

      (Partners Healthcare Systems):

         5.25%, 7/1/2004 (Insured; FSA)                                                       1,000,000                1,013,490

         5.25%, 7/1/2013                                                                      1,595,000                1,479,219

         5.125%, 7/1/2019                                                                     1,000,000                  852,160

      (South Shore Hospital):

         4.75%, 7/1/2004                                                                        700,000                  670,824

         7.50%, 7/1/2010 (Insured; MBIA, Prerefunded 7/1/2000)                                  350,000  (a)             357,028

         7.50%, 7/1/2020 (Insured; MBIA, Prerefunded 7/1/2000)                                  500,000  (a)             510,040

      (Tufts University) 5.95%, 8/15/2018 (Insured; FGIC)                                     2,000,000                2,018,940

      (Williams College) 5.70%, 7/1/2008                                                        520,000                  537,909

      (Winchester Hospital) 6.75%, 7/1/2030                                                   1,500,000                1,460,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency, SFHR:

   6%, 6/1/2014 (Insured; MBIA)                                                               1,150,000                1,148,861

   5.75%, 12/1/2029 (Insured; MBIA)                                                             315,000                  316,751

Massachusetts Industrial Finance Agency:

  Electric Revenue (Nantucket Electric Co. Project)

      6.75%, 7/1/2006 (Insured; AMBAC)                                                        1,400,000                1,516,284

   Museum Revenue (Museum of Fine Arts of Boston)

      5.375%, 1/1/2007 (Insured; MBIA)                                                        1,000,000                1,028,140

   Revenue:

      (Babson College) 5.75%, 10/1/2007 (Insured; MBIA)                                         555,000                  584,670

      (Brooks School):

         5.70%, 7/1/2006 (Prerefunded 7/1/2003)                                                 260,000  (a)             271,092

         5.75%, 7/1/2007 (Prerefunded 7/1/2003)                                                 275,000  (a)             287,114

         5.80%, 7/1/2008 (Prerefunded 7/1/2003)                                                 290,000  (a)             303,175

         5.85%, 7/1/2009 (Prerefunded 7/1/2003)                                                 305,000  (a)             319,277

      (Concord Academy):

         5.45%, 9/1/2017                                                                        500,000                  471,905

         5.50%, 9/1/2027                                                                      1,250,000                1,133,800

      (College of The Holy Cross)

         5.50%, 3/1/2007 (Insured; MBIA)                                                      1,145,000                1,184,583

      (St. John's School, Inc.) 5.70%, 6/1/2018                                               1,000,000                  943,510

      (The Tabor Academy) 5.40%, 12/1/2028                                                      500,000                  442,475

      (Tufts University):

         5.50%, 2/15/2007 (Insured; MBIA)                                                       750,000                  776,647

         5.50%, 2/15/2008 (Insured; MBIA)                                                     1,595,000                1,652,611

      (Wentworth Institute of Technology) 5.55%, 10/1/2013                                      500,000                  481,480

      (Worcester Polytechnic) 5.35%, 9/1/2006                                                   850,000                  874,880

Massachusetts Municipal Wheelhouse Electric Company,

  Power Supply System Revenue:

      6.625%, 7/1/2003 (Insured; MBIA)                                                        1,000,000                1,053,330

      6.75%, 7/1/2005                                                                         1,775,000                1,854,928

      6%, 7/1/2011                                                                            2,240,000                2,268,134

Massachusetts Port Authority, Revenue:

   5.75%, 7/1/2010                                                                            2,000,000                2,109,680

   5.75%, 7/1/2011                                                                            2,500,000                2,630,175

   6%, 7/1/2013                                                                               2,500,000                2,650,950

Massachusetts Turnpike Authority,

  Metropolitan Highway System Revenue:

      5.25%, 1/1/2015                                                                         1,500,000                1,467,990

      5.55%, 1/1/2017                                                                         1,000,000                1,000,000

Massachusetts Water Pollution Abatement Trust:

   (Pool Loan Program) 6.125%, 2/1/2007 (Insured; FSA)                                        1,000,000                1,073,720



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Water Pollution Abatement Trust (continued):

  Water Pollution Abatement Revenue:

    (New Bedford Loan Program):

         6%, 2/1/2004 (escrowed to maturity)                                                    745,000                  775,463

         6%, 2/1/2004                                                                           255,000                  265,853

         5.25%, 2/1/2012                                                                        500,000                  503,215

      (SESD Loan Program) 6.375%, 2/1/2015                                                    2,500,000                2,645,275

Massachusetts Water Resource Authority:

   5.875%, 11/1/2004                                                                          2,345,000                2,445,858

   5.50%, 8/1/2008 (Insured; MBIA)                                                              500,000                  519,300

   5.30%, 11/1/2010 (Insured; FGIC)                                                           1,000,000                1,019,970

   5.50%, 8/1/2011 (Insured; FSA)                                                             1,100,000                1,134,507

   6%, 8/1/2020 (Prerefunded 7/1/2003)                                                        3,000,000  (a)           3,175,380

Mendon Upton Regional School District

   6%, 6/1/2007 (Insured; FGIC)                                                                 600,000                  639,576

North Attleborough 5.50%, 3/1/2006 (Insured; AMBAC)                                           1,000,000                1,034,560

Northampton, School Project Loan

   6.40%, 5/15/2004 (Insured; MBIA)                                                             750,000                  794,070

Quabbin Regional School District
   6%, 6/15/2008 (Insured; AMBAC)                                                               780,000                  835,169

Somerville 6%, 2/15/2007 (Insured; FSA)                                                         775,000                  825,158

Southeastern University Building Authority, Project Revenue

   5.90%, 5/1/2010 (Insured; AMBAC)                                                             500,000                  523,830

Springfield (School Project Loan)

   6.10%, 9/1/2002 (Insured; AMBAC)                                                             600,000                  618,522

Uxbridge, Municipal Purpose Loan:

   6.125%, 11/15/2005 (Insured; MBIA)                                                           500,000                  532,120

   6.125%, 11/15/2007 (Insured; MBIA)                                                           525,000                  565,546

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                       735,000                  800,062

Worchester, Municipal Purpose Loan:

   6.25%, 7/1/2010 (Insured; MBIA)                                                              755,000                  827,639

   5.25%, 11/1/2010 (Insured; MBIA)                                                           1,000,000                1,020,320

Yarmouth 8.60%, 10/1/2000                                                                       100,000                  101,016

U.S. RELATED--4.8%

Puerto Rico Commonwealth

   6.25%, 7/1/2011 (Insured; MBIA)                                                            1,050,000                1,163,327

Puerto Rico Commonwealth Highway and
   Transportation Authority, Highway Revenue
   6.25%, 7/1/2009 (Insured; MBIA)                                                            1,000,000                1,105,370

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                            1,000,000                1,097,300

Puerto Rico Public Buildings Authority, Revenue

   6.75%, 7/1/2005 (Insured; AMBAC)                                                           1,000,000                1,096,750

University of Puerto Rico, University Revenue                                                   750,000                  805,433

   6.25%, 6/1/2005

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $106,640,376)                                                                                               106,359,503
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.6%
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts Commonwealth, VRDN                                                              1,200,000  (b)           1,200,000

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN:

    (Capital Asset Program)

         3.90% (Insured; MBIA)                                                                  660,000  (b)             660,000

      (Partners Healthcare Systems)

         4.70% (Insured; FSA)                                                                   700,000  (b)             700,000

Massachusetts Industrial Finance Agency, Revenue, VRDN

  (Showa Womans Institute, Inc.)

  3.90% (LOC; Bank of New York, Fuji Bank & Trust Co.

   Bank of New York)                                                                            100,000  (b)             100,000

Massachusetts Water Resource Authority, VRDN

   4.60% (Insured; FGIC)                                                                        200,000  (b)             200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,860,000)                                                                                                   2,860,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $109,500,376)                                                             99.1%              109,219,503

CASH AND RECEIVABLES (NET)                                                                          .9%                  981,593

NET ASSETS                                                                                       100.0%              110,201,096


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

SFHR                      Single Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.0

AA                               Aa                              AA                                               21.4

A                                A                               A                                                 4.1

BBB                              Baa                             BBB                                              11.9

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           2.6

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC
CHANGE.

(C)  AT JUNE 30, 2000, 28.5% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           109,500,376    109,219,503

Interest receivable                                                   2,248,287

                                                                    111,467,790
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            47,667

Cash overdraft due to Custodian                                          76,822

Payable for investment securities purchased                           1,142,205

                                                                      1,266,694
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      110,201,096
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     111,079,038

Accumulated net realized gain (loss) on investments                   (597,069)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                             (280,873)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     110,201,096

NET ASSET VALUE PER SHARE

                                                       Class A            Class B              Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      12,581,392            737,854               49,807             96,832,043

Shares Outstanding                                   1,058,125             61,910                4,174              8,142,882
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.89              11.92                11.93                  11.89

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,096,175

EXPENSES:

Management fee--Note 2(a)                                              500,682

Distribution and service fees--Note 2(b)                                41,901

Loan commitment fees--Note 4                                               857

TOTAL EXPENSES                                                         543,440

INVESTMENT INCOME--NET                                               4,552,735
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (720,723)

Net realized gain (loss) on financial futures                          197,130

NET REALIZED GAIN (LOSS)                                             (523,593)

Net unrealized appreciation (depreciation) on investments            (467,434)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (991,027)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,561,708

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,552,735           3,450,946

Net realized gain (loss) on investments         (523,593)             (72,859)

Net unrealized appreciation (depreciation)
   on investments                               (467,434)          (2,223,377)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING

   FROM OPERATIONS                             3,561,708            1,154,710
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (585,969)            (679,400)

Class B shares                                   (32,776)             (32,547)

Class C shares                                    (8,154)             (10,697)

Class R shares                                (3,925,836)          (2,728,302)

Net realized gain on investments:

Class A shares                                         --             (7,443)

Class B shares                                         --               (444)

Class C shares                                         --               (124)

Class R shares                                         --            (26,730)

TOTAL DIVIDENDS                               (4,552,735)          (3,485,687)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,171,419           1,385,254

Class B shares                                    153,018             536,215

Class C shares                                         --             126,450

Class R shares                                 50,538,530          34,270,298



                                                       Year Ended June 30,
                                             -----------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    324,529             466,046

Class B shares                                      9,187               9,718

Class C shares                                      5,709               6,288

Class R shares                                  1,596,577           1,128,686

Cost of shares redeemed:

Class A shares                                (3,756,395)          (2,784,916)

Class B shares                                  (310,229)            (253,992)

Class C shares                                  (282,000)             (75,000)

Class R shares                               (25,437,733)         (13,537,327)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           24,012,612           21,277,720

TOTAL INCREASE (DECREASE) IN NET ASSETS       23,021,585           18,946,743
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            87,179,511           68,232,768

END OF PERIOD                                 110,201,096           87,179,511

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        98,338              112,386

Shares issued for dividends reinvested             27,389               37,514

Shares redeemed                                 (317,853)            (225,095)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (192,126)             (75,195)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        12,690              42,719

Shares issued for dividends reinvested                775                 780

Shares redeemed                                  (26,241)             (20,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (12,776)               23,216
--------------------------------------------------------------------------------

CLASS C

Shares sold                                            --               10,127

Shares issued for dividends reinvested                480                  506

Shares redeemed                                  (23,783)              (5,957)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (23,303)                4,676
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     4,271,237            2,761,644

Shares issued for dividends reinvested            135,016               90,921

Shares redeemed                               (2,154,464)          (1,090,901)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,251,789            1,761,664

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended June 30,
                                                                 ----------------------------------------------------------------

CLASS A SHARES                                                   2000           1999           1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.03          12.34          12.15          11.97         11.91

Investment Operations:

Investment income--net                                            .51            .51            .53            .54           .54

Net realized and unrealized gain (loss)

   on investments                                                (.14)          (.30)           .24            .20           .08

Total from Investment Operations                                  .37            .21            .77            .74           .62

Distributions:

Dividends from investment income--net                           (.51)          (.51)          (.53)           (.54)         (.54)

Dividends from net realized
   gain on investments                                             --          (.01)          (.05)           (.02)         (.02)

Total Distributions                                             (.51)          (.52)          (.58)           (.56)         (.56)

Net asset value, end of period                                 11.89          12.03          12.34           12.15         11.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            3.21           1.60           6.41            6.36          5.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .75            .75            .75             .75           .75

Ratio of net investment income

   to average net assets                                        4.32           4.10           4.30            4.47          4.44

Portfolio Turnover Rate                                        31.89          16.35           6.63           22.57         39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          12,581        15,045         16,355          16,093        15,689

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.06          12.37          12.18          11.99         11.91

Investment Operations:

Investment income--net                                            .45            .44            .47            .48           .48

Net realized and unrealized gain (loss)

   on investments                                               (.14)          (.30)            .24            .21           .10

Total from Investment Operations                                 .31            .14             .71            .69           .58

Distributions:

Dividends from investment income--net                          (.45)          (.44)            (.47)          (.48)         (.48)

Dividends from net realized
   gain on investments                                           --           (.01)            (.05)          (.02)         (.02)

Total Distributions                                             (.45)         (.45)            (.52)          (.50)         (.50)

Net asset value, end of period                                 11.92         12.06            12.37          12.18         11.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            2.70          1.09             5.87           5.90          4.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.25          1.25             1.25           1.25          1.25

Ratio of net investment income

   to average net assets                                        3.80          3.56             3.78           3.96          3.67

Portfolio Turnover Rate                                        31.89         16.35             6.63          22.57         39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            738           901              637            464           452

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                           Year Ended June 30,
                                                                 ------------------------------------------------------------------

CLASS C SHARES                                                   2000           1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.08          12.38          12.15          11.97         11.91

Investment Operations:

Investment income--net                                            .46            .44            .46            .49           .48

Net realized and unrealized gain (loss)

   on investments                                                (.15)          (.29)           .28            .20           .08

Total from Investment Operations                                  .31            .15            .74            .69           .56

Distributions:

Dividends from investment income--net                            (.46)          (.44)          (.46)          (.49)         (.48)

Dividends from net realized
   gain on investments                                             --           (.01)          (.05)          (.02)         (.02)

Total Distributions                                             (.46)          (.45)           (.51)          (.51)         (.50)

Net asset value, end of period                                 11.93          12.08           12.38          12.15         11.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            2.63           1.18            6.19           5.87          4.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.25           1.25            1.23           1.25          1.25

Ratio of net investment income

   to average net assets                                        3.80           3.58            3.64           4.05          3.93

Portfolio Turnover Rate                                        31.89          16.35            6.63          22.57         39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             50            332             282              7            16

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                Year Ended June 30,
                                    --------------------------------------------

CLASS R SHARES                                                   2000          1999            1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.04         12.34           12.16          11.97         11.91

Investment Operations:

Investment income--net                                            .54           .54             .56            .57           .57

Net realized and unrealized gain (loss)

   on investments                                                (.15)         (.29)            .23            .21           .08

Total from Investment Operations                                  .39           .25             .79            .78           .65

Distributions:

Dividends from investment income--net                           (.54)          (.54)           (.56)          (.57)         (.57)

Dividends from net realized
   gain on investments                                             --          (.01)           (.05)          (.02)         (.02)

Total Distributions                                             (.54)          (.55)           (.61)          (.59)         (.59)

Net asset value, end of period                                 11.89          12.04           12.34          12.16         11.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                3.37           1.93            6.58           6.70          5.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .50            .50             .50            .50           .50

Ratio of net investment income

   to average net assets                                        4.58           4.35            4.54           4.73          4.68

Portfolio Turnover Rate                                        31.89          16.35            6.63          22.57         39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         96,832         70,901          50,959         33,188        25,981

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of Massachusetts consistent with the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of  management estimates. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on
investments,    is    earned    from    settlement    date    and

recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Financial futures: The fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2000, there were no financial futures contracts outstanding.

(d) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(e) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions    of    the     The   Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $241,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with general accounting principles. If not applied, $36,000 of the carryover expires in fiscal 2007 and $205,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled
board    meeting    and    $500    for

Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

DSC retained $5,810 during the period ended June 30, 2000, from commissions earned on sales of the fund's shares.

(b) Distribution and Service Plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the distributor, for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay the distributor for providing certain services to the holders of Class B and Class C shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 2000, Class A, Class B and Class C shares were charged $33,852, $4,296 and $1,070 respectively, pursuant to the Plan, of which $30,825, $1,216 and $143 for Class A, Class B and Class C shares, respectively, were paid to DSC. During the period ended June 30, 2000, Class B and Class C shares were charged $2,148 and $535, respectively,
pursuant    to    the     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Service Plan, of which $1,213 and $72 for Class B and Class C shares, respectively, were paid to DSC.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan and Service Plan.

NOTE 3--Securities transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2000, amounted to $56,702,001 and $30,221,525, respectively.

At June 30, 2000, accumulated net unrealized depreciation on investments was $280,873, consisting of $1,084,347 gross unrealized appreciation and $1,365,220 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing markets rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.


INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders  The Dreyfus/Laurel Tax-Free Municipal
Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Massachusetts Municipal Fund of the The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2000, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                              /s/ KPMG

New York, New York

August 4, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended June 30, 2000 as "exempt-interest dividends" (not subject to regular Federal, and for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


NOTES


                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Limited Term Massachusetts Municipal
                        Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   346AR006








Dreyfus Premier

Limited Term

Municipal Fund

ANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            23   Financial Highlights

                            27   Notes to Financial Statements

                            34   Independent Auditors' Report

                            35   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Limited Term Municipal Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term Municipal Fund, covering the 12-month period from July 1, 1999 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

Tighter monetary policy adversely affected the municipal bond market over the past 12 months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures. The Fed raised short-term interest rates five times during the reporting period, following one interest-rate hike implemented just before the reporting period began. Since June 1999, the Fed has raised short-term interest rates a total of 1.75 percentage points.

However, supply-and-demand factors unique to the municipal bond market helped constrain price erosion. Because of robust economic growth, most municipalities had little need to borrow during the second half of the reporting period, creating a reduced supply of new issues.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Limited Term Municipal Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform during the period?

For the 12-month period ended June 30, 2000, the fund produced a total return of 3.67% for its Class A shares, 3.24% for Class B shares, 3.25% for Class C shares and 4.01% for Class R shares.(1) This compares to a total return of 2.50% for the Lipper Intermediate Municipal Debt Fund category average for the same period.(2)

We attribute the fund's good performance to a rising interest-rate environment during much of the past year, which resulted in modest returns for many fixed-income securities, including limited-term municipal securities. In anticipation of rising interest rates, we reduced the fund's average weighted maturity -- a measure of sensitivity to changes in interest rates -- which enabled the portfolio to capture higher yields more readily.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual federally tax-exempt bonds that we believe are most likely to provide high federally tax-exempt current income. We also actively manage the portfolio' s average weighted maturity in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund's dollar-weighted average portfolio maturity is
not    expected    to    exceed    10    years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the portfolio' s average duration uses a more tactical approach. If we expect the supply of securities to increase tem The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

porarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the United States economy continued to exhibit strong growth. In fact, investors had become concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) initiated a series of short-term interest-rate increases, which caused the yields of most money market instruments to rise, including many of
those    held    in    this    fund.

When the Fed started raising short-term interest rates, we began to reduce the fund' s average weighted maturity in an attempt to capture higher yields more quickly and reduce volatility in the portfolio. Conversely, once interest rates were higher, we extended our average maturity to lock in higher yields.

Another factor that influenced fund performance was a shift in demand caused by what we believe to be investors who redeemed assets in their limited-term municipal funds to pay their income tax liabilities. This seasonal occurrence, coupled with a lack of demand for limited-term municipal securities during this period, caused yields to rise, which benefited the fund.

What is the fund's current strategy?

We have continued to implement our strategy of searching for the most attractive values in the tax-exempt marketplace. To that end, we have attempted to capture
higher    yields    by    reducing    our    holdings    of

longer maturity municipal bonds, replacing them with shorter maturity securities. In doing so, we were able to increase the fund's average weighted maturity from 8.78 years at the beginning of the reporting period to 9.17 years
as    of    June    30,    2000.

Consistent with the fund' s goal of providing investors with a high credit quality portfolio, we have also continued to emphasize bonds that carry the highest credit ratings. As of June 30, 2000, over 60% of the portfolio's investments were triple-A rated securities, and the fund's overall credit
quality    averaged    in    the    double-A    range.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Municipal Fund Class A shares with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FUND'S CLASS A SHARES ON 6/30/90 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AS WELL AS TO AN INVESTMENT IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 10-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 6/30/00

                                                            Inception                                              From

                                                                 Date       1 Year        5 Years       10 Years   Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (3.0%)                                       10/1/85      0.58%          4.16%          5.86%          --
WITHOUT SALES CHARGE                                           10/1/85      3.67%          4.81%          6.18%          --

CLASS B SHARES
WITH REDEMPTION((+))                                          12/28/94      0.26%          4.11%           --           5.08%

WITHOUT REDEMPTION                                            12/28/94      3.24%          4.28%           --           5.08%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                       12/28/94      2.51%          4.37%           --           5.16%
WITHOUT REDEMPTION                                            12/28/94      3.25%          4.37%           --           5.16%

CLASS R SHARES                                                  2/1/93      4.01%          5.07%           --           5.18%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3% AND
IS REDUCED TO 0% AFTER FIVE YEARS. CLASS B SHARES CONVERT TO CLASS A SHARES
AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
 .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--94.8%                                                       Amount ($)      Value ($)
-------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.2%

Anchorage Port and Term Facilities, Revenue

   6%, 2/1/2003 (Insured; MBIA)                                                               1,110,000      1,142,934

ARIZONA--2.7%

Maricopa County Unified School District Number 69

  (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000        607,475

Mesa 5.90%, 7/1/2000 (Insured; AMBAC)                                                           600,000        600,024

Phoenix 6.25%, 7/1/2016                                                                       1,250,000      1,374,912

ARKANSAS--.5%

North Little Rock, Electric Revenue 6%, 7/1/2001

   (Insured; MBIA)                                                                              500,000        507,885

CALIFORNIA--16.3%

State of California:

   6.80%, 10/1/2005                                                                             700,000        776,965

   6.60%, 2/1/2009                                                                              510,000        576,672

California Educational Facilities Authority, College and
   University Revenue,

   (Los Angeles College Chiropractic) 5.75%, 11/1/2006                                          780,000        797,987

California Housing Finance Agency, Home Mortgage Revenue

   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000        673,268

California Rural Home Mortgage Finance Authority, SFMR

   5.75%, 8/1/2009                                                                               20,000         19,768

California Statewide Communities Development Authority,
   Multi-Family Revenue:

      (Archstone/Leclub) 5.30%, 6/1/2029                                                      1,000,000        972,260

      (Housing-Equity Residential) 5.20%, 12/1/2029                                           1,000,000        964,590

Franklin-McKinley School District 5.20%, 7/1/2004
   (Insured; MBIA)                                                                              375,000        386,524

Kern High School District 6.40%, 2/1/2012 (Insured; MBIA)                                       750,000        856,140

Metropolitan Water District of Southern California,
   Waterworks Revenue

   6.375%, 7/1/2002                                                                             835,000        868,542

Modesto, Wastewater Treatment Facilities Revenue
   6%, 11/1/2009 (Insured; MBIA)                                                                500,000        549,225

Riverside County Transportation Commission, Sales Tax Revenue

   6.50%, 6/1/2001 (Insured; AMBAC)                                                             520,000        530,598

Sacramento Municipal Utilities District, Electrical Revenue:

   6.30%, 9/1/2001 (Insured; MBIA)                                                              500,000        511,780

   5.30%, 7/1/2012                                                                            1,790,000      1,829,595


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Diego County Regional Transportation Commission,
  Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 250,000        264,342

San Francisco City and County Airport Commission,
   International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000        526,590

San Francisco City and County Public Utilities Commission,
   Water Revenue:

   6%, 11/1/2003                                                                                750,000        790,253

   6.375%, 11/1/2006                                                                            500,000        529,315

San Jose Redevelopment Agency, Tax Allocation

   (Merged Area Redevelopment Project) 6%, 8/1/2009
   (Insured; MBIA)                                                                              625,000        684,250

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000        580,705

Santa Rosa, Wastewater Revenue

   6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC)                                       350,000(a)     369,030

Simi Valley Unified School District

   6.25%, 8/1/2004 (Insured; FGIC)                                                              700,000        749,672

Southern California Public Power Authority,
   Power Project Revenue

   (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002                                     420,000        438,140

Westside Unified School District 6%, 8/1/2014
   (Insured; AMBAC)                                                                             385,000        415,350

COLORADO--1.7%

Colorado Housing Finance Authority:

   6.70%, 10/1/2016                                                                             500,000        534,230

   7.15%, 10/1/2030                                                                           1,000,000      1,109,010

CONNECTICUT--.6%

Stamford 6.60%, 1/15/2007                                                                       500,000        551,210

FLORIDA--3.2%

Dade County,
   Sales Tax Revenue 6%, 10/1/2002 (Insured; AMBAC)                                           1,000,000      1,030,310

Key West Utility Board, Electric Revenue

   5.75%, 10/1/2006 (Insured; AMBAC)                                                          1,000,000(b)   1,050,430

Miami Health Facilities Authority, Health Facilities Revenue
   (Mercy Hospital Project)

   6.75%, 8/1/2020 (Insured; AMBAC) (Prerefunded 8/1/2001)                                    1,000,000(a)   1,044,070


                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------

GEORGIA--4.3%

Atlanta, Airport Revenue 5.50%, 1/1/2026 (Insured; FGIC)                                      1,000,000        963,530

Georgia:

   6%, 3/1/2004                                                                                 465,000        485,200

   5.75%, 7/1/2004                                                                              760,000        788,948

Georgia Municipal Electric Authority, Power Revenue
   6%, 1/1/2006                                                                                 900,000        941,733

Henry County and Henry County Water and
   Sewerage Authority, Revenue

   5.625%, 2/1/2030 (Insured; FGIC)                                                           1,000,000(b)     978,790

HAWAII--1.0%

Hawaii 4.75%, 11/1/2013 (Insured; MBIA)                                                       1,000,000        918,600

ILLINOIS--5.3%

Chicago Metropolitan Water Reclamation District
  (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                           1,000,000      1,190,350

Illinois 5.60%, 6/1/2004                                                                        750,000        771,577

McHenry County Community Unit School District Number 012:

   5.50%, 12/1/2012                                                                           1,065,000      1,081,795

   5.50%, 12/1/2013                                                                           1,215,000      1,226,761

Regional Transportation Authority
   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000        476,529

Sangamon County School District Number 186 (Springfield)

   7.70%, 6/1/2001 (Insured; MBIA)                                                              300,000        308,730

INDIANA--.5%

Indianapolis Airport Authority, Special Facilities Revenue

   (Federal Express Corp. Project) 7.10%, 1/15/2017                                             500,000        518,555

IOWA--1.6%

Des Moines Parking Facilities, Revenue 7.25%, 7/1/2015
   (Insured; FGIC) (Prerefunded 7/1/2000)                                                       500,000(a)     500,040

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   5.65%, 12/1/2005                                                                           1,000,000      1,020,080

KENTUCKY--1.1%

Kentucky Turnpike Authority,
  Economic Development Road Revenue

   (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)                                 1,000,000      1,092,950

LOUISIANA--.4%

Louisiana Public Facilities Authority, HR
   (Touro Infirmary Project) 5.625%, 8/15/2029                                                  500,000        416,050

                                                                                                     The Fund


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--5.2%

Massachusetts:

   5.75%, 9/1/2013                                                                              500,000        520,240

   Special Obligation Revenue 7%, 6/1/2002                                                    1,000,000      1,043,470

Massachusetts Water Resource Authority 6.50%, 7/15/2009                                       1,000,000      1,104,570

Weston:

   5.625%, 3/1/2017                                                                             650,000        662,201

   5.625%, 3/1/2018                                                                             665,000        674,609

Worcester
   (Municipal Purpose Loan) 5.75%, 10/1/2014 (Insured; MBIA)                                  1,000,000      1,024,600

MICHIGAN--2.3%

Flowerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000        600,288

Michigan Building Authority,
   Revenue 6.40%, 10/1/2004 (Insured; FSA)                                                    1,000,000      1,040,160

Saint John's Public Schools (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000        567,840

MISSISSIPPI--.4%

Mississippi Higher Education Assistance Corporation,
  Student Loan Revenue

   6.05%, 9/1/2007                                                                              410,000        412,968

NEW JERSEY--4.3%

New Jersey:

   5.50%, 2/15/2004                                                                           1,000,000      1,025,820

   6%, 2/15/2011                                                                              1,000,000      1,074,330

New Jersey Economic Development Authority,
   Revenue (Transportation Project)

   5.875%, 5/1/2014 (Insured; FSA)                                                            1,000,000      1,042,580

New Jersey Transportation Corp.,
   Capital Grant Anticipation Notes

   5.50%, 9/1/2003 (Insured; FSA)                                                             1,000,000      1,019,150

NEW MEXICO--1.1%

New Mexico State Highway Commission,
   Tax Revenue 5.50%, 6/15/2002                                                               1,000,000      1,016,370

NEW YORK--19.1%

Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                     150,000        154,125

Erie County Water Authority, Water Revenue

   7%, 12/1/2000 (Insured; AMBAC)                                                               200,000        202,234

Greece Central School District 6%, 6/15/2010                                                    225,000        242,017

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Hempstead Town (Various Purpose)
   6.30%, 1/1/2002 (Insured; AMBAC)                                                             150,000        153,685

Long Island Power Authority,
   Electric System General Revenue
   5.25%, 12/1/2001 (Insured; MBIA)                                                             500,000        505,275

Metropolitan Transportation Authority:

  Commuter Facilities Revenue:

      5.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000      1,032,510

      (Grand Central Terminal) 5.70% 7/1/2024 (Insured; FSA)                                    200,000        197,298

   Transportation Facilities Revenue
      6.30%, 7/1/2007 (Insured; MBIA)                                                           250,000        269,845

Monroe County, Public Improvement 7%, 6/1/2003
   (Insured; FGIC)                                                                              200,000        212,374

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000        105,667

Nassau County:

   7%, 7/1/2002 (Insured; AMBAC) (Prerefunded 7/1/2000)                                         100,000(a)     101,007

   6.30%, 11/1/2003 (Insured; FGIC)                                                             200,000        209,450

New York City:

   7%, 8/1/2006                                                                                 300,000        331,050

   5.75%, 8/1/2007 (Insured; MBIA)                                                            1,000,000      1,050,020

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        55,000(a)      58,598

   6.20%, 8/1/2007                                                                              945,000        996,361

   5.75%, 8/1/2012                                                                              545,000        559,513

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      5.75%, 6/15/2026 (Insured; MBIA)                                                        1,255,000      1,250,771

      5.50%, 6/15/2027 (Insured; MBIA)                                                          250,000        239,830

      6%, 6/15/2033                                                                           1,000,000      1,016,430

New York City Transit Finance Authority,
   Revenue (Future Tax Secured), 6.125%, 11/15/2014                                           1,000,000      1,065,350

New York State 6.25%, 8/15/2004                                                               1,000,000      1,054,950

New York State Dormitory Authority, Revenue:

   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                200,000        206,246

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000        135,858

   (Mental Health Services Facilities) 6%, 8/15/2005                                          1,000,000      1,041,220

   (Rochester Institute of Technology) 5.50%, 7/1/2006
      (Insured; MBIA)                                                                           200,000        206,858

   (Vassar College) 6%, 7/1/2005                                                                250,000        263,145

New York State Environmental Facilities Corp., PCR

   (State Water Revolving Fund) 7.50%, 6/15/2012                                                500,000        511,255

                                                                                                     The Fund


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000(a)     344,823

New York State Thruway Authority
   (Highway and Bridge Trust Fund):

      5.50%, 4/1/2007 (Insured; FGIC)                                                           500,000        517,175

      6%, 4/1/2016 (Insured; FSA)                                                             1,000,000      1,048,940

New York State Urban Development Corp., Revenue:

   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000        206,206

   (Higher Education Technology Grants)
      5.75%, 4/1/2015 (Insured; MBIA)                                                           500,000        507,345

Orange County:

   5.10%, 11/15/2002                                                                            130,000        131,717

   5.50%, 11/15/2007                                                                            250,000        260,037

Port Washington Union Free School District 6%, 8/1/2001                                         125,000        127,164

Triborough Bridge and Tunnel Authority

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000        259,565

      5.90%, 1/1/2007                                                                           100,000        105,256

   Special Obligation 5.25%, 1/1/2013                                                         1,000,000        992,310

Westchester County 6.625%, 11/1/2004                                                            250,000        269,778

Western Nassau County Water Authority,

   Water Systems Revenue 5.50%, 5/1/2004 (Insured; AMBAC)                                       250,000        256,795

OHIO--.7%

Clermont County, Hospital Facilities Revenue

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000        695,426

OREGON--.3%

Tri County Metropolitan Transportation District
  (Light Rail Extension)

   5.60%, 7/1/2003 (Prerefunded 7/1/2002)                                                       250,000(a)     256,940

PENNSYLVANIA--4.3%

Hazelton Area School District 5.75%, 3/1/2013
   (Insured; FGIC) (Prerefunded 3/1/2003)                                                     1,000,000(a)   1,034,180

Montgomery County Industrial Development Authority
   (Peco Energy Company Project)

   5.30%, 10/1/2004                                                                           1,000,000        987,210

Pennsylvania Intergovernmental Cooperative Authority,
   Special Tax Revenue

   (City of Philadelphia Funding Program) 6.80%, 6/15/2022
   (Prerefunded 6/15/2002)                                                                    1,000,000(a)   1,040,210

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Somerset County General Authority, Commonwealth LR

   6.70%, 10/15/2003 (Insured; FGIC)
   (Prerefunded 10/15/2001)                                                                   1,000,000(a)   1,028,230

TENNESSEE--.3%

Shelby County Health and Educational Housing Facilities Board
  (Saint Judes Childrens Research)

   5%, 7/1/2009                                                                                 300,000        292,680

TEXAS--4.9%

Austin, Utility System Revenue

   8%, 11/15/2016 (Prerefunded 5/15/2001)                                                       200,000(a)     206,256

Fort Bend Independent School District
   (Permanent School Fund Guaranteed)

   6.60%, 2/15/2004                                                                             875,000        927,395

Lewisville Independent School District (Building Bonds)

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000        738,075

      7.50%, 8/15/2007                                                                          600,000        689,712

Socorro Independent School District
   (Permanent School Fund Guaranteed) 6%, 8/15/2014                                           2,085,000      2,175,301

UTAH--3.2%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000        541,660

Salt Lake City, HR (IHC Hospitals Inc.) 6.25%, 2/15/2023                                        500,000        506,920

Utah 5.50%, 7/1/2003                                                                          2,000,000      2,042,920

VIRGINIA--1.1%

Virginia Transportation Board, Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000      1,038,170

WASHINGTON--1.7%

Washington Public Power Supply System, Revenue

  (Nuclear Project Number 1):

      6%, 7/1/2006 (Insured; MBIA)                                                              500,000        527,110

      7%, 7/1/2008                                                                            1,000,000      1,119,050

WISCONSIN--1.8%

Kenosha, Waterworks Revenue 5%, 12/1/2012 (Insured; FGIC)                                       750,000        728,685

Wisconsin 5.40%, 11/1/2023                                                                      500,000        466,995

Wisconsin, Health and Educational Facilities Revenue

   (Aurora Medical Group Inc.) 5.75%, 11/15/2007 (Insured; FSA)                                 500,000        521,110


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--3.7%

Puerto Rico Commonwealth 6.25%, 7/1/2011 (Insured; MBIA)                                        950,000      1,052,533

Puerto Rico Commonwealth Highway and Transportation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000        165,805

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000        685,812

Puerto Rico Public Buildings Authority,
   Government Guaranteed Facilities

   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000        832,755

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000        823,238

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $89,860,013)                                                                                       91,247,896
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.7%
--------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--.7%

District of Columbia, VRDN 4.65% (LOC; Societe Generale)                                        700,000(c)     700,000

MISSOURI--1.2%

Kansas City Industrial Development Authority, HR (Research

   Health Services System) VRDN 4.75% (Insured; MBIA)                                         1,200,000(c)   1,200,000

NEW YORK--1.5%

Long Island Power Authority, Electric System Revenue,

   VRDN 4.65% (LOC; ABN-Amro Bank)                                                            1,400,000(c)   1,400,000

TEXAS--2.3%

Lone Star Airport Improvement Authority Inc., Revenue

   VRDN 4.55% (LOC; Royal Bank of Canada)                                                       400,000(c)     400,000

North Central Health Facility Development Corp., VRDN

  (Presbyterian Medical Center):

      4.60%, Series C (Insured; MBIA)                                                           400,000(c)     400,000

      4.60%, Series D (Insured; MBIA)                                                         1,400,000(c)   1,400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,500,000)                                                                                         5,500,000
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,360,013)                                                             100.5%     96,747,896

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.5%)      (534,753)

NET ASSETS                                                                                       100.0%     96,213,143

                                                                       The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              62.3

AA                               Aa                              AA                                               20.5

A                                A                               A                                                 7.7

BBB                              Baa                             BBB                                               3.8

F1                               MIG1/P1                         SP1/A1                                            5.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2000

                                                             Cost    Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  95,360,013  96,747,896

Interest receivable                                                   1,621,441

Receivable for shares of Beneficial Interest subscribed                  40,261

                                                                     98,409,598
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            46,221

Cash overdraft due to Custodian                                          65,303

Payable for investment securities purchased                           2,012,993

Payable for shares of Beneficial Interest redeemed                          594

Other liabilities                                                        71,344

                                                                      2,196,455
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,213,143
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      95,239,638

Accumulated net realized gain (loss) on investments                    (414,378)

Accumulated net unrealized appreciation (depreciation) on investments-Note
3                                                                     1,387,883
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,213,143

NET ASSET VALUE PER SHARE

                                                      Class A                Class B              Class C       Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      22,732,674              3,870,172             613,189      68,997,108

Shares Outstanding                                   1,903,661                324,214              51,194       5,779,557

NET ASSET VALUE PER SHARE ($)                            11.94                  11.94               11.98           11.94

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,880,434

EXPENSES:

Management fee-Note 2(a)                                               477,384

Distribution and service fees-Note 2(b)                                 96,169

Loan commitment fees-Note 4                                                622

TOTAL EXPENSES                                                         574,175

INVESTMENT INCOME--NET                                               4,306,259
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 3 ($):

Net realized gain (loss) on investments                               (600,630)

Net realized gain (loss) on financial futures                          199,461

NET REALIZED GAIN (LOSS)                                              (401,169)

Net unrealized appreciation (depreciation) on investments             (279,054)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (680,223)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,626,036

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended June 30,
                                               ------------------------------

                                               2000                    1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income-net                       4,306,259              3,666,817

Net realized gain (loss) on investments      (401,169)                35,729

Net unrealized appreciation (depreciation)
   on investments                            (279,054)              (691,521)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                3,626,036              3,011,025
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income-net:

Class A shares                             (1,083,212)            (1,090,877)

Class B shares                               (129,806)               (87,000)

Class C shares                                (45,769)               (29,934)

Class R shares                             (3,047,472)            (2,459,006)

Net realized gain on investments:

Class A shares                                     --                (26,111)

Class B shares                                     --                 (2,389)

Class C shares                                     --                   (790)

Class R shares                                     --                (58,521)

TOTAL DIVIDENDS                            (4,306,259)            (3,754,628)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                             20,413,976             12,748,480

Class B shares                              2,609,009              1,370,541

Class C shares                                307,629              1,515,094

Class R shares                             29,787,357             19,087,979

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                            Year Ended June 30,
                                                          ----------------------

                                                          2000              1999
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                         726,373          856,147

Class B shares                                          66,416           44,509

Class C shares                                          38,848           17,759

Class R shares                                       1,303,137        1,046,181

Cost of shares redeemed:

Class A shares                                     (25,264,246)     (13,066,638)

Class B shares                                      (1,572,247)        (714,277)

Class C shares                                      (1,256,085)        (492,357)

Class R shares                                     (26,238,929)     (16,675,376)

Net assets received in connection with
   reorganization of Dreyfus Premier
   Limited Term California Municipal Fund--Note 1         --         21,310,517

Net assets received in connection with
   reorganization of Dreyfus Premier
   Limited Term New York Municipal Fund--Note 1           --          7,777,417

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                   921,238        34,825,976

TOTAL INCREASE (DECREASE) IN NET ASSETS               241,015        34,082,373
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                 95,972,128       61,889,755

END OF PERIOD                                       96,213,143       95,972,128

SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Year Ended June 30,
                                                          ----------------------

                                                          2000            1999
------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                          1,730,049      1,097,666

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                                  --         570,050

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                                  --         156,647

Shares issued for dividends reinvested                  61,206         69,015

Shares redeemed                                     (2,139,755)    (1,055,869)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (348,500)       837,509
------------------------------------------------------------------------------

CLASS B

Shares sold                                            220,174        110,983

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                                  --          52,551

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                                  --           21,313

Shares issued for dividends reinvested                   5,607           3,591

Shares redeemed                                       (132,672)        (58,059)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           93,109         130,379

                                                                   The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                            Year Ended June 30,
                                                          ----------------------

                                                          2000             1999
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (CONTINUED):

CLASS C

Shares sold                                             25,977          122,301

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                                  --            11,009

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                                  --            15,617

Shares issued for dividends reinvested                   3,261            1,434

Shares redeemed                                       (105,238)         (40,102)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          (76,000)         110,259
-------------------------------------------------------------------------------

CLASS R

Shares sold                                           2,511,584       1,623,187

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                                   --        1,082,177

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                                   --          432,574

Shares issued for dividends reinvested                  109,871          84,427

Shares redeemed                                      (2,212,146)     (1,345,302)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           409,309       1,877,063

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended June 30,
                                                                 --------------------------------------------------------------

CLASS A SHARES                                                   2000         1999         1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.03        12.32        12.12          11.89        11.82

Investment Operations:

Investment income--net                                            .52          .50          .52            .54          .54

Net realized and unrealized
   gain (loss) on investments                                    (.09)        (.28)         .26            .26          .08

Total from investment operations                                  .43          .22          .78            .80          .62

Distributions:

Dividends from investment income--net                            (.52)        (.50)        (.52)          (.54)        (.55)

Dividends from net realized
   gain on investments                                             --         (.01)        (.06)          (.03)          --

Total Distributions                                              (.52)        (.51)        (.58)          (.57)        (.55)

Net asset value, end of period                                  11.94        12.03        12.32          12.12        11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              3.67         1.78         6.52           6.92         5.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75          .79          .77            .75          .75

Ratio of net investment income
   to average net assets                                         4.36         4.06         4.24           4.52         4.53

Portfolio Turnover Rate                                         45.65        28.19        14.62          30.50        55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          22,733       27,084       17,423         17,323       18,751

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended June 30,
                                                                 --------------------------------------------------------------

CLASS B SHARES                                                   2000         1999         1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.02        12.31        12.12          11.89         11.82

Investment Operations:

Investment income-net                                             .46          .44          .46            .48           .48

Net realized and unrealized
   gain (loss) on investments                                    (.08)        (.28)         .25            .26           .07

Total from investment operations                                  .38          .16          .71            .74           .55

Distributions:

Dividends from investment income-net                             (.46)        (.44)        (.46)          (.48)         (.48)

Dividends from net realized
   gain on investments                                             --         (.01)        (.06)          (.03)           --

Total Distributions                                              (.46)        (.45)        (.52)          (.51)         (.48)

Net asset value, end of period                                  11.94        12.02        12.31           12.12        11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              3.24         1.25         5.89            6.38         4.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25         1.28         1.27            1.25         1.25

Ratio of net investment income
   to average net assets                                         3.87         3.55         3.68            4.01         3.98

Portfolio Turnover Rate                                         45.65        28.19        14.62           30.50        55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,870        2,779        1,240             551          500

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                    Year Ended June 30,
                                                                 --------------------------------------------------------------

CLASS C SHARES                                                   2000         1999         1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.06        12.34         12.14         11.90        11.82

Investment Operations:

Investment income-net                                             .46          .44           .46           .49          .48

Net realized and unrealized
   gain (loss) on investments                                    (.08)        (.27)          .26           .27          .08

Total from investment operations                                  .38          .17           .72           .76          .56

Distributions:

Dividends from investment income-net                             (.46)        (.44)         (.46)         (.49)        (.48)

Dividends from net realized
   gain on investments                                            (--)        (.01)         (.06)         (.03)          --

Total Distributions                                              (.46)        (.45)         (.52)         (.52)        (.48)

Net asset value, end of period                                  11.98        12.06         12.34         12.14        11.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              3.25         1.35          6.02          6.50         4.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.26         1.26          1.27          1.27         1.24

Ratio of net investment income
   to average net assets                                         3.86         3.58          3.71          4.17         4.00

Portfolio Turnover Rate                                         45.65        28.19          14.62        30.50        55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             613        1,534            209           74          150

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended June 30,
                                                                 --------------------------------------------------------------

CLASS R SHARES                                                   2000         1999         1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.02        12.31        12.12          11.89        11.82

Investment Operations:

Investment income-net                                             .55          .53          .55            .57          .57

Net realized and unrealized
   gain (loss) on investments                                    (.08)        (.28)         .25            .26          .08

Total from investment operations                                  .47          .25          .80            .83          .65

Distributions:

Dividends from investment income-net                             (.55)        (.53)        (.55)          (.57)        (.58)

Dividends from net realized
   gain on investments                                             --         (.01)        (.06)          (.03)         (--)

Total Distributions                                              (.55)        (.54)        (.61)          (.60)        (.58)

Net asset value, end of period                                  11.94        12.02        12.31          12.12        11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%):                                                4.01         2.02         6.69           7.17         5.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                           .50          .54          .52            .50          .50

Ratio of net investment income
   to average net assets                                         4.61          4.32        4.47           4.77         4.77

Portfolio Turnover Rate                                         45.65         28.19       14.62          30.50        55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          68,997        64,575      43,018         25,741       17,870

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 15, 1998, the Board Members of the Trust approved, subject to approval by the shareholders of the Dreyfus Premier Limited Term Municipal Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the Dreyfus Premier Limited Term California Municipal Funds assets and liabilities to the fund in a tax free exchange for shares of beneficial interest of the fund, and the assumption by the fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of Premier Limited Term California Municipal Fund on November 12, 1998, and was consummated after the close of business on November 12, 1998, at which time 531,135 Class A shares valued at $13.33 per share, 48,964 Class B shares valued at $13.33 per share, 10,268 Class C shares valued at $13.36 per share and 1,009,057 Class R shares valued at $13.32 per share, representing combined net assets of $21,310,517, (including $1,460,492 net unrealized appreciation on investments) were exchanged by Dreyfus Premier Limited Term California Municipal Fund for the equivalent number of Class A, Class B, Class C and Class R shares of the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On September 15, 1998, the Board Members of the Trust approved, subject to approval by the shareholders of the Dreyfus Premier Limited Term Municipal Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the Dreyfus Premier Limited Term New York Municipal Fund's assets and liabilities to the fund in a tax free exchange for shares of beneficial interest of the fund, and the assumption by the fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of Premier Limited Term New York Municipal Fund on November 12, 1998, and was consummated after the close of business on November 12, 1998, at which time 150,236 Class A shares valued at $12.95 per share, 20,425 Class B shares valued at $12.96 per share, 14,991 Class C shares valued at $12.98 per share and 414,870 Class R shares valued at $12.95 per share, representing combined net assets of $7,777,417, (including $390,164 net unrealized appreciation on investments) were exchanged by Dreyfus Premier Limited Term New York Municipal Fund for the equivalent number of Class A, Class B, Class C and Class R shares
of    the    fund.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a
front-end    sales    load

or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2000, there were no financial futures contracts outstanding.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as
a    regulated    investment    company,    which    can    distribute    tax

exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $91,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds
Trust    (the    "Dreyfus/Laurel    Funds"   ) attended,     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Trustees.

DSC retained $1,541 during the period ended June 30, 2000, from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay the distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 2000, Class A, Class B and Class C shares were charged $62,143, $16,760 and $5,924, respectively, pursuant to the
Plan,    of    which    $46,010,

$6,389 and $1,395 for Class A, Class B and Class C shares, respectively, were paid to DSC. During the period ended June 30, 2000, Class B and Class C shares were charged $8,380 and $2,962, respectively, pursuant to the Service Plan, of which $4,949 and $566 for Class B and Class C shares, respectively, were paid to DSC.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2000, amounted to $42,783,680 and $41,647,699, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $1,387,883, consisting of $1,840,443 gross unrealized appreciation and $452,560 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders The Dreyfus/Laurel Tax-Free Municipal
Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/ Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2000, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                                      /S/KPMG


New York, New York

August 4, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2000 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

Notes

For More Information

                        Dreyfus Premier Limited Term Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   347AR006

================================================================================

Dreyfus

BASIC New York

Municipal Money

Market Fund

ANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Independent Auditors' Report

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                             New York Municipal

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New York Municipal Money Market Fund, covering the 12-month period from July 1, 1999 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board (the "Fed") raised key short-term interest rates five times during the reporting period. When combined with the one interest-rate hike just before the reporting period began, the Fed has increased short-term rates by 1.75 percentage points since late June 1999. While these economic influences adversely affected longer term municipal bonds, they positively influenced tax-exempt money market yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC New York Municipal Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2000, the fund provided an annualized yield of 3.14% and, after taking into account the effect of compounding, an annualized effective yield of 3.19%.(1)

We attribute the fund's performance to a rising interest-rate environment during much of the past year, which increased the yields of many short-term fixed-income securities, including tax-exempt money market securities. In anticipation of rising interest rates, we reduced the fund's average weighted maturity -- a measure of sensitivity to changes in interest rates -- in an attempt to capture higher yields more readily.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal, New York State and New York City income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the portfolio' s average weighted maturity in anticipation of interest-rate and supply-and-demand changes in New York's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the portfolio's average weighted maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may
reduce    the    portfolio'   s    average    weighted    maturity    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the portfolio's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the United States and New York economies continued to exhibit strong growth. In fact, investors had become concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) initiated a stance of raising short-term interest  rates,  which  caused  the  yields of most money market instruments to
rise,    including    many    of    those    held    in    this    fund.

Once the Fed started raising short-term interest rates, we began to reduce the fund' s average weighted maturity in an attempt to capture higher yields more quickly and reduce volatility in the portfolio. Conversely, once interest rates were higher, we extended our average weighted maturity to lock in higher yields

Another factor that influenced fund performance was a shift in demand caused by what we believe to be investors who redeemed assets in their money market funds to pay their income tax liabilities. This seasonal occurrence, coupled with a lack of demand for money market securities during this period, caused yields to rise temporarily, which also benefited the fund.

What is the fund's current strategy?

As of the end of the reporting period we have maintained an average weighted maturity that is slightly longer than neutral. This stance is designed to give us the flexibility we need in an uncertain economic environment.


However, we are closely monitoring the situation for any changes in market conditions that would cause us to modify our stance. On a broader note, we are pleased that we are seeing signs that the short-term interest-rate increases imposed by the Fed have begun to slow the economy. We are also encouraged that the New York economy continues to perform well. The state's positive fiscal status can largely be attributed to revenues derived from entertainment-related and finance-related securities. With a state surplus in place, the need to borrow money to finance improvements or services has diminished. Furthermore, the rising interest-rate environment has also discouraged the need for refinancing. One notable exception would be securities issued by Nassau County, an area that we have continued to avoid because we feel its finances have been deteriorating.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal

TAX EXEMPT INVESTMENTS--99.4%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--98.0%

Albany Industrial Development Agency, IDR, VRDN

  (Newkirk Products Inc., Project)

   4.80%, Series A (LOC; Fleet Bank)                                                          1,600,000  (a)           1,600,000

Babylon Industrial Development Agency, RRR, VRDN

  (Equity Babylon Project)

   4.65% (LOC; Union Bank of Switzerland)                                                     1,900,000  (a)           1,900,000

Chemung County Industrial Development Agency,

  Civic Facility Revenue, VRDN

  (Arnot Ogden Medical Center)

   4.65%, Series A (LOC; Chase Manhattan Bank)                                                2,395,000  (a)           2,395,000

Great Neck North Water Authority, Water System

  Revenue, Refunding, VRDN

   4.65% Series A (Insured; FGIC and SBPA; FGIC)                                              8,200,000  (a)           8,200,000

Long Island Power Authority, Electric System Revenue

  VRDN 4.45%, Sub-Series 6

  (LOC: ABN-Amro Bank and Morgan Guaranty

   Trust Co.)                                                                                 7,700,000  (a)           7,700,000

Metropolitan Transportation Authority,

  Transport Facility Revenue, CP

   4.10%, Series 1, 8/10/2000 (LOC; ABN-Amro Bank)                                           10,000,000               10,000,000

Monroe County Airport Authority, Airport Revenue,

  VRDN 4.87% (Insured; MBIA and LOC; Merrill

   Lynch and Co.)                                                                             4,900,000  (a)           4,900,000

Nassau County:

  RAN:

    6%, Series A, 3/20/2001 (LOC; First Union

         National Bank)                                                                       2,600,000                2,627,532

      6%, Series D, 4/12/2001 (LOC: Bayerische

         Landesbank and State Street Bank and Trust Co.)                                      4,000,000                4,045,838

   TAN:

      4.75%, Series C, 12/21/2000 (LOC; First Union

         National Bank)                                                                       3,000,000                3,009,527

      Refunding 4.25%, Series Z, 9/1/2000 (Insured; FGIC)                                     4,940,000                4,945,259

New York City:

  Refunding, CP:

    4.60%, Series H, 8/9/2000 (LOC; FSA and

         SPBA; State Street Bank and Trust Co.)                                               3,100,000                3,100,000

      4.10%, Series H, 8/10/2000 (LOC; FSA and

         SPBA; State Street Bank and Trust Co.)                                               3,000,000                3,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

  VRDN:

      4.40%, Series B (LOC; Bayerische Landesbank)                                            5,505,000  (a)           5,505,000

      4.65%, Sub-Series A-6 (LOC; Landesbank Hessen)                                          2,530,000  (a)           2,530,000

      4.65%, Series B-2 (LOC; Chase Manhattan Bank)                                           3,100,000  (a)           3,100,000

      4.65%, Series J (LOC; Commerzbank)                                                     17,350,000  (a)          17,350,000

New York City Health and Hospital Corporation,

  Revenue, VRDN (Health Systems):

    4.35%, Series B (LOC; Canadian Imperial Bank

         of Commerce)                                                                         4,700,000  (a)           4,700,000

      4.40%, Series D (LOC; Bank of Nova Scotia)                                             11,500,000  (a)          11,500,000

      4.40%, Series E (LOC; The Bank of New York)                                             8,640,000  (a)           8,640,000

New York City Housing Development Corporation,

  Multi-Family Rental Housing Revenue, VRDN:

      (Monterey) 4.40%, Series A (LOC; FNMA)                                                 13,000,000  (a)          13,000,000

      (West 89th Street Development)

         4.50%, Series A (LOC; FNMA)                                                         14,000,000  (a)          14,000,000

New York City Industrial Development Agency,

  Civic Facility Revenue, VRDN (Casa Project)

   4.90% (LOC; Chase Manhattan Bank)                                                          3,000,000  (a)           3,000,000

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue, VRDN

  4.40%, Series G

   (Insured; FGIC and Liqudity Facility; FGIC)                                                7,400,000  (a)           7,400,000

New York City Trust, Cultural Resource Revenue

  (American Museum of Natural History)

   3.70%, Series B, 7/1/2000 (Insured; AMBAC)                                                 2,125,000                2,125,000

New York State:

   4.05%, Series B, 8/9/2000

      (LOC; Credit Locale de France)                                                         10,000,000               10,000,000

   7.10%, 3/1/2001 (Insured; AMBAC)                                                           2,800,000                2,853,372

New York State Dormitory Authority, Revenues:

  CP (Mount Sinai School of Medicine)

      4.10%, 7/11/2000 (LOC; Chase Manhattan Bank)                                           10,000,000               10,000,000

   VRDN:

      (Memorial Sloan Kettering):

         4.50% (LOC; Morgan Guaranty Trust Co.)                                               4,100,000  (a)           4,100,000

         4.55%, Series B (LOC; Chase Manhattan Bank)                                          2,600,000  (a)           2,600,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  VRDN (continued):

    (Metropolitan Museum of Art):

         4.30%, Series A (Corp. Guaranty; Metropolitan                                        3,000,000  (a)           3,000,000

            Museum of Art)

         4.30%, Series B (Corp. Guaranty; Metropolitan                                        1,760,000  (a)           1,760,000

            Museum of Art)

      Refunding (Wagner College)

         4.65% (LOC; Morgan Guaranty Trust Co.)                                               7,100,000  (a)           7,100,000

New York State Energy Research and Development

  Authority:

    PCR (New York State Electric and Gas)

         3.90%, Series D, 12/1/2000 (LOC; Fleet Bank)                                         4,000,000                4,000,000

         VRDN:

            (Niagara Mohawk)

               4.75%, Series A (LOC; Toronto-Dominion Bank)                                   5,000,000  (a)           5,000,000

            (New York State Electric and Gas)

               4.50%, Series D (LOC; Bank One Corp.)                                          7,500,000  (a)           7,500,000

New York State Environmental Quality

  3.90%, Series G, 10/5/2000

   (LOC; Westdeutsche Landesbank)                                                            12,000,000               12,000,000

New York State Housing Finance Agency, VRDN:

  HR:

      4.45%, Series A (LOC; FNMA)                                                             5,000,000  (a)           5,000,000

      (East 84th Street) 4.50%, Series A

         (LOC; Hypovereins Bank)                                                              5,400,000  (a)           5,400,000

      (750 Sixth Ave) 4.70%, Series A (LOC; Fleet Bank)                                       5,000,000  (a)           5,000,000

   Revenue (Normandie Court I Project)

      4.45% (LOC; Landesbank Hessen)                                                         11,150,000  (a)          11,150,000

   Service Contract Obligation:

      4.35%, Series A (LOC; Commerzbank)                                                     11,600,000  (a)          11,600,000

      4.65%, Series A (LOC; Commerzbank)                                                      6,000,000  (a)           6,000,000

New York State Local Governmental Assistance

  Corporation, VRDN:

    4.35%, Series A (LOC: Bayerische Landesbank and

         Westdeutsche Landesbank)                                                            17,100,000  (a)          17,100,000

      4.40%, Series D (LOC; Societe Generale)                                                 9,400,000  (a)           9,400,000

New York State Medical Care Facilities Finance Agency,

  Revenue, VRDN:

    (Lenox Hill Hospital)

      4.80%, Series A (LOC; Chase Manhattan Bank)                                             5,400,000  (a)           5,400,000

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Medical Care Facilities Finance Agency,

  Revenue, VRDN (continued):

    (Pooled Equipment Loan Program II)

         4.50%, Series A (LOC; Chase Manhattan Bank)                                          1,700,000  (a)           1,700,000

New York State Power Authority, Revenue, Prerefunded

  (General Purpose) 6.75%, Series Y, 1/1/2001

   (Escrowed in; U.S. Government Securities)                                                  7,795,000                8,050,327

New York State Thruway Authority, Service Contracts

  Revenue, VRDN (Municipal Securities Trust Receipts)

  4.80% (Insured; AMBAC and LOC; Chase

   Manhattan Bank)                                                                            7,200,000  (a)           7,200,000

Rensselaer County Industrial Development Agency,

  Civic Facility, Revenue, VRDN

  (Polytech Institute Project) 4.70%, Series A

   (Corp. Guaranty; Rennselaer Polytech Institute)                                            4,000,000  (a)           4,000,000

Rochester, BAN 4.75%, 3/7/2001                                                                7,500,000                7,526,986

Rockland County, BAN 4.50, 3/2/2001                                                           5,600,000                5,612,578

Schenectady Industrial Development Agency,

  Civic Facility Revenue, VRDN

   (Union College Project) 4.70%, Series A                                                    2,116,000  (a)           2,116,000

Suffolk County Industrial Development Agency, Continuing

  Care Retirement Community Revenue, VRDN

  (First Mortgage- Jeffersons Ferry)

   4.90%, Series C (LOC; Bank of Scotland)                                                   15,000,000  (a)          15,000,000

Yonkers Industrial Development Agency,

  Civic Facility Revenue, VRDN

  (Consumers Union Facility)

   4.65% (Insured; AMBAC and LOC; Commerzbank)                                                3,400,000  (a)           3,400,000

U.S. RELATED--1.4%

Commonwealth of Puerto Rico Government Development

  Bank, Refunding, VRDN

   4.60% (Insured; MBIA and LOC; Credit Suisse)                                               5,000,000  (a)           5,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $355,842,419)                                                             99.4%              355,842,419

CASH AND RECEIVABLES (NET)                                                                          .6%                2,252,197

NET ASSETS                                                                                       100.0%              358,094,616

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance

                             Company

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

RRR                       Resources Recovery Revenue

SBPA                      Standby Bond Purchase

                             Agreement

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 92.7

AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                         5.1

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.2

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           355,842,419   355,842,419

Cash                                                                    377,765

Interest receivable                                                   2,206,959

                                                                    358,427,143
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           132,366

Bank loan payable--Note 3                                               200,000

Interest payable--Note 3                                                    161

                                                                        332,527
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      358,094,616
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     358,094,626
Accumulated net realized gain (loss) on investments                        (10)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      358,094,616
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest Authorized)
                                                                    358,094,607

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,072,359

EXPENSES:

Management fee--Note 2                                               1,499,748

Interest expense--Note 3                                                 7,521

TOTAL EXPENSES                                                       1,507,269

INVESTMENT INCOME--NET, representing net increase in net assets
   resulting from operations                                        10,565,090

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     2000  1999
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET
   INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,565,090            9,005,223
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (10,565,090)          (9,005,223)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 336,217,626          281,151,852

Dividends reinvested                            9,521,953            8,316,374

Cost of shares redeemed                      (301,739,802)        (309,861,859)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            43,999,777          (20,393,633)

TOTAL INCREASE (DECREASE) IN NET ASSETS        43,999,777          (20,393,633)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           314,094,839          334,488,472

END OF PERIOD                                 358,094,616          314,094,839

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended June 30,
                                                                         --------------------------------------------

                                                                 2000       1999        1998         1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00       1.00        1.00         1.00          1.00

Investment Operations:

Investment income--net                                           .032       .027        .031         .031          .031

Distributions:

Dividends from investment income--net                           (.032)     (.027)      (.031)       (.031)        (.031)

Net asset value, end of period                                   1.00       1.00        1.00         1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.20       2.69        3.14         3.11          3.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45        .45         .45          .41           .43

Ratio of net investment income
   to average net assets                                         3.17       2.65        3.09         3.08          3.43

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                      --         --          --          .04           .09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         358,095     314,095     334,488     272,544       156,491

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $3,185 during the period ended June 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000, was approximately $121,300 with a related weighted average annualized interest rate of 6.18%.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders The Dreyfus/Laurel Tax-Free Municipal
Funds

 We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2000, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                              /s/ KPMG

New York, New York

August 4, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York personal income taxes).


                                                           For More Information

                        Dreyfus BASIC New York Municipal Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   316AR006y